UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2007

(Date of report; date of earliest event reported)

Commission file number: 1-9117

RYERSON INC.

(Exact name of registrant as specified in its charter)

Delaware	36-3425828
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2621 West 15th Place

Chicago, Illinois 60608

(Address of principal executive offices)

(Zip Code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 19, 2007, the merger of Rhombus Merger Corporation (“Sub”), a wholly-owned subsidiary of Rhombus Holding Corporation (“Parent”), with and into Ryerson Inc. (“Ryerson”) (the “Merger”), was consummated in accordance with the Agreement and Plan of Merger, dated July 24, 2007, by and among Ryerson, Parent and Sub (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, each outstanding share of Ryerson common stock and Series A $2.40 Cumulative Convertible Preferred Stock was converted into the right to receive $34.50 in cash. Upon the closing of the Merger, Ryerson became a wholly-owned subsidiary of Parent. Parent is owned by affiliates of Platinum Equity, LLC.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 19, 2007, in connection with the closing of the Merger, Ryerson notified the New York Stock Exchange (the “NYSE”) of its intent to remove its common stock from listing and requested that the NYSE file a delisting application with the Securities and Exchange Commission to delist and deregister its common stock.

Item 5.01.	Change in Control of Registrant.

Upon the closing of the Merger on October 19, 2007, a change in control of Ryerson occurred. Pursuant to the terms of the Merger Agreement, each outstanding share of Ryerson common stock and Series A $2.40 Cumulative Convertible Preferred Stock was converted into the right to receive $34.50 in cash and Sub was merged with and into Ryerson. With the closing of the Merger, Ryerson became a wholly-owned subsidiary of Parent. The source of funds for the Merger included an equity contribution from affiliates of Platinum Equity, LLC and borrowings by Parent and Sub.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the effective time of the Merger, all the members of Ryerson’s board of directors were replaced by the directors of Sub at the effective time.

Item 9.01	Financial Statements and Exhibits

(a)	None

(b)	None

(c)	None

(d)	A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2007	/s/ Virginia M. Dowling
	By:	Virginia M. Dowling
	Its:	Vice President, Deputy General Counsel and Secretary

3

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated July 24, 2007, by and among, Ryerson Inc., Rhombus Holding Corporation and Rhombus Merger Corporation (incorporated by reference to Exhibit 2.1 to Ryerson’s Current Report on Form 8-K filed on July 24, 2007).

4